UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 13, 2010

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada
(State or other jurisdiction of incorporation)

000-30586	98-0372413
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, British Columbia, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)
(604) 688-8323
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 7 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 7 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

In a press release issued on January 13, 2010, the Corporation announced its intention to offer the Special Warrants in the Placement. The press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits..
(d)	Exhibits.
99.1	Press release issued January 13, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
January 29, 2010	By:	/s/ Gerald D. Schiefelbein
Name: Gerald D. Schiefelbein Title: Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT

NUMBER	DESCRIPTION
99.1	Press release issued January 13, 2010.